John Hancock Funds II (the “Trust”)

U.S. Equity Fund (the “fund”)

Supplement dated July 12, 2016 to the current Prospectus

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Prospectus or in the supplement dated June 24, 2016 to the current Prospectus.

The Trust’s Board of Trustees has approved the hiring and appointment of Wellington Management Company LLP (Wellington Management) to replace Grantham, Mayo, Van Otterloo & Co. LLC (GMO) as subadvisor to the fund. It is anticipated that this transition will be effective on or about the close of business September 23, 2016 (the Effective Date).

Also on the Effective Date, the fund is changing its name to U.S. Growth Fund and amending its investment objective and principal investment strategies as previously disclosed.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.